UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

CORONADO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 New England Executive Park, Burlington, MA	01803

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)        At the 2013 annual meeting of stockholders of Coronado Biosciences, Inc. (the “Company”), stockholders approved the Coronado Biosciences, Inc. 2013 Stock Incentive Plan (the “Plan”). A total of 2,300,000 shares of Company common stock have been reserved for issuance under the Plan to employees, directors and consultants of the Company. Unless sooner terminated, the Plan will terminate on April 24, 2023, and no further awards would be made under the Plan after that date. You can find a summary of the principal features of the Plan in the definitive proxy statement for the Company’s 2013 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on May 15, 2013, under the heading “Proposal Two – Approval of the Coronado Biosciences, Inc. 2013 Stock Incentive Plan.” The description of the Plan is qualified in its entirety by reference to the full and complete text of the Plan, filed as Exhibit 10.49 to this report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company’s 2013 annual meeting of stockholders was held on June 19, 2013. At the meeting, stockholders elected the following seven members to the Company’s Board of Directors for a term expiring at the annual meeting of stockholders in 2014, based on the following votes:

Member	For	Against	Abstain	Broker Non-Votes
Harlan F. Weisman, M.D.	18,408,306	308,348	600	4,710,652
Eric K. Rowinsky, M.D.	18,080,685	634,469	2,100	4,710,652
David J. Barrett	18,415,879	299,167	2,208	4,710,652
Jimmie Harvey, Jr., M.D.	15,531,838	3,183,316	2,100	4,710,652
J. Jay Lobell	18,106,451	608,595	2,208	4,710,652
Michael W. Rogers	15,537,880	3,177,166	2,208	4,710,652
Lindsay A. Rosenwald, M.D.	15,520,267	3,194,887	2,100	4,710,652

Company stockholders also voted on the approval of the Coronado Biosciences, Inc. 2013 Stock Incentive Plan. The vote on the resolution was approved with 16,855,308 shares for, 1,858,879 shares against, 3,067 shares abstaining and 4,710,652 broker non-votes.

Company stockholders voted on a nonbinding resolution approving, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2013 annual meeting. The vote on the resolution was approved with 15,131,460 shares for, 3,580,117 shares against, 5,677 shares abstaining and 4,710,652 broker non-votes.

A nonbinding advisory stockholder vote was also held regarding the frequency of future advisory votes on executive compensation. The vote on this matter was 12,113,051 shares in favor of holding such vote once every year, 1,253,110 shares in favor of holding such vote once every two years, 5,296,335 shares in favor of holding such vote once every three years, 54,758 shares abstaining and 4,710,652 broker non-votes. Consistent with its recommendation to the stockholders and in light of the voting results, the Company has decided to include the advisory stockholder vote on executive compensation in its proxy materials every year until such time as the stockholders approve or the Board determines a different frequency.

At the meeting, stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The vote for such ratification was 23,371,733 shares for, 29,834 shares against and 26,339 shares abstaining.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.49	Coronado Biosciences, Inc. 2013 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO BIOSCIENCES, INC.

Date: June 21, 2013	/s/ Dale Ritter
Dale Ritter, Senior Vice President, Finance